Consolidated Statements of Comprehensive (Loss) Income - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2018	Mar. 31, 2017	Mar. 31, 2016
Comprehensive (loss) income :
Net (loss) earnings	$ (13,811)	$ 15,895	$ 56,399
Change in pension and postretirement benefits (net of income tax of $3,774, $10,367, and $2,179, respectively)	(11,483)	17,221	3,408
Total comprehensive (loss) income	$ (25,294)	$ 33,116	$ 59,807